Clayton


  Certification Regarding Compliance with Applicable Servicing Criteria


1. Clayton Fixed Income Services Inc. ("CFIS") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"),. The transactions covered by this report include mortgagebacked securities transactions (each, a "Trust") for which CFIS acted as credit risk manager (the "Platform"), including: FFMLT 2006-FFB; SAIL 2006-2; SAIL 20064; SAIL 2006-BNCI; SAIL 2006-BNC2; SASCO
2006-AMl; SASCO 2006-BCI; SASCO 2006-BC6; SASCO 2006-S l SASCO 2006-S2;
SASCO 2006-S3; SASCO 2006-54; BNC 2006-2; and FFMLT 2006-FFA.

2. The criteria listed in the column titled "Performed by CFIS" in Appendix
A are those criteria applicable (in part) to the Platform under paragraph (d) of 1122 of Regulation AB and are those criteria for which this certification is required pursuant to the terms and conditions of the various trust agreements and/or pooling and servicing agreements (the "Transaction Documents") through which CFIS was retained to act as credit risk manager;

3. CFIS can only certify compliance with sub-parts (A) and (B) of the criteria set forth in 1122(d)(3)(i) because sub-parts (C) and (D) are not within the scope of services CFIS has been retained to provide to the Trusts.
A. With respect to subparts (A) and (B) of 1122(d)(3)(i), management identified certain instances where component sections specified in the Transaction. Documents were not included in a given month's credit risk manager report. These instances related to one of the following: (i) a loss analysis was not included; (ii) a mortgage insurance analysis was not included; or (iii) the standard default assumption (SDA) analytic was not included. In assessing the Platform, CFIS identified one instance where an SDA analytic should have been included but was not, in the January 2007 Credit Risk Manager Report for SASCO 2006-AM 1 (which reports on the December 2006 distribution); management does not consider this to be a material instance of non-compliance with respect to the Platform as a whole. Management believes that items
     (i), (ii), and (iii) above occurred for the following reasons, respectively: (i) the relevant Trust had not incurred any losses as of the date of the report; (ii) the relevant Trust did not have a mortgage insurance policy or there had been no mortgage insurance activity as of the date of the report; and (iii) there was insufficient or statistically insignificant data available to generate the applicable analytic component.

B. With respect to subpart (C) of I122(d)(3)(i), CFIS is not required to file its reports with Securities Exchange Commission; per the Transaction Documents, the CFIS reports are to be included in the monthly filing responsibility for filing with the Commission rests


Certificate of Compliance-Regulation AB Clayton Fixed Income Services;
March 2007



Clayton

     with a party other than CFIS. Accordingly, the certification contained herein with respect to the Platform applies only to CF IS delivering its reports to the applicable third party responsible for including CFIS' reports with the Commission in accordance with the Commission's rules and regulations.
C. With respect to subpart (D) of 1122(d)(3)(i), CFIS is not responsible under the Transaction Documents for ensuring that its reports "agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer." CFIS' role
      (in part) in the transactions in which it is retained is to provide oversight functions with respect to the servicers in such transactions and to identify issues in the areas of collateral reporting.
     In connection with such role, CFIS would report on discrepancies it identifies between the balance and number of pool assets as reported by the various transaction fiduciaries.
4. Those criteria listed in the column "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to CFIS based on the activities it performs with respect to the Platform;
5. Subject to the foregoing, CIFS has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;
6. Hein & Associates, a registered public accounting firm, has issued an attestation report on CFIS' assessment of compliance with the applicable servicing criteria for the Reporting Period. Such report is attached hereto.





Certificate of Compliance-Regulation AB Clayton Fixed Income Services;
March 2007





CLAYTON
March 15, 2007
Clayton Fixed Income Services Inc

By: /s/ Kevin J. Kanouff
-----------------------------
Name: Kevin J. Kanouff
Title President





CLAYTON

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  Reg AB                                                                         Preformed      INAPPLICABLE
  Reference                           Servicing Criteria                             By          SERVICING
                                                                                    CFIS          CRITERIA
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                               General Servicing Considerations
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
                  Policies and procedures are instituted to monitor any                              X
1122(d)(1)(i)     performance or other triggers and events of default in
                  accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to
1122(d)(1)(ii)    third parties, policies and procedures are instituted
                  to monitor the third party's performance and                                       X
                  compliance with such servicing activities.
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                  Any requirements in the transaction agreements to
1122(d)(1)(iii)   maintain a back-up servicer for the pool assets are
                  maintained.
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                  A fidelity bond and errors and omissions policy is
1122(d)(1)(iv)    in effect on the party participating in the servicing                              X
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
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                       Cash Collection and Administration
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                  Payments on pool assets are deposited into the                                     X
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days of
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor                       X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
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                  Advances of funds or guarantees regarding collections, cash                        X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
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                  The related accounts for the transaction, such as cash                             X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
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                  Each custodial account is maintained at a federally insured                        X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of th Securities Exchange
1122(d)(2)(v)     Act.
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                  Unissued checks are safeguarded so as to prevent unauthorized                      X
1122(d)(2)(vi)    access.
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                  Reconciliations are prepared on a monthly basis for all                            X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transactidn
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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
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CLAYTON

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  Reg AB                                                                         Preformed      INAPPLICABLE
  Reference                           Servicing Criteria                             By          SERVICING
                                                                                    CFIS          CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the         X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
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                  Amounts due to investors are allocated and remitted in                             X
                  accordance with timeframes, distribution priority and other terms
1122(d)(3)(ii)    set forth in the transaction agreements.
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                  Disbursements made to an investor are posted within two                            X
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
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                  Amounts remitted to investors per the investor reports                             X
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
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                            Pool Asset Administration
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                  Collateral or security on pool assets is maintained as                             X
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
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                  Pool assets and related documents are safeguarded as                               X
1122(d)(4)(ii)    required by the transaction agreements.
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                  Any additions, removals or substitutions to the asset pool                         X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
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                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are posted                        X
                  to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related pool asset documents.
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                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's                           X
1122(d)(4)(v)     unpaid principal balance.
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                  Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in                             X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
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                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures
                  and repossessions, as applicable) are initiated, conducted and                     X
                  concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
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
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CLAYTON

--------------------------------------------------------------------------------------------------------------------------------
  Reg AB                                                                         Preformed      INAPPLICABLE
  Reference                           Servicing Criteria                             By          SERVICING
                                                                                    CFIS          CRITERIA
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records arc maintained on at
                  least a monthly basis, or such other period specified in the                       X
                  transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
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                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related                       X
1122(d)(4)(ix)    pool asset documents.
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                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or                     X
                  credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned
                  to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
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                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the                                   X
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
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                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the                               X
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
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                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained                       X
                  by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction                         X
1122(d)(4)(xiv)   agreements.
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                  Any external enhancement or other support, identified in Item                      X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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